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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      January 6, 2004
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                                 ACCESSITY CORP.
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             (Exact name of registrant as specified in its charter)



             New York                0-21467                     11-2750412
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)




                     12514 West Atlantic Boulevard        33071
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (954) 752-6161
                                                    ----------------------------




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 6, 2004, the Registrant issued a press release announcing that effective January 7, 2004, the Registrants common stock would be split on a 1-for-five basis. A copy of this press release is attached herein.









ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS
              99.1 Press release issued by the Registrant on January 6, 2004 filed herein.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     driversshield.com

                                     By: /s/ Barry Siegel
                                         ---------------------------------------
                                         Name:  Barry Siegel
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


Date:  January 8, 2004







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                                 EXHIBITS INDEX



        99.1        Press release issued by the Registrant
                    on January 6, 2004 filed herein.



















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